Credit commitments	12 Months Ended
Dec. 31, 2014
Credit Commitments [Abstract]
Credit commitments
Credit commitments

	December 31, 2014
(Millions of dollars)	Consolidated	Machinery, Energy & Transportation	Financial Products
Credit lines available:
Global credit facilities	$10,500	$2,750	$7,750
Other external	4,254	195	4,059
Total credit lines available	14,754	2,945	11,809
Less: Commercial paper outstanding	(3,688)	—	(3,688)
Less: Utilized credit	(1,904)	(9)	(1,895)
Available credit	$9,162	$2,936	$6,226

We have three global credit facilities with a syndicate of banks totaling $10.50 billion (Credit Facility) available in the aggregate to both Caterpillar and Cat Financial for general liquidity purposes.  Based on management's allocation decision, which can be revised from time to time, the portion of the Credit Facility available to Machinery, Energy & Transportation as of December 31, 2014 was $2.75 billion. Our three Global Credit Facilities are:

•	The 364-day facility of $3.15 billion (of which $0.82 billion is available to Machinery, Energy & Transportation) expires in September 2015.

•	The 2010 four-year facility, as amended in September 2014, of $2.73 billion (of which $0.72 billion is available to Machinery, Energy & Transportation) expires in September 2017.

•	The 2011 five-year facility, as amended in September 2014, of $4.62 billion (of which $1.21 billion is available to Machinery, Energy & Transportation) expires in September 2019.

Other consolidated credit lines with banks as of December 31, 2014 totaled $4.25 billion. These committed and uncommitted credit lines, which may be eligible for renewal at various future dates or have no specified expiration date, are used primarily by our subsidiaries for local funding requirements.  Caterpillar or Cat Financial may guarantee subsidiary borrowings under these lines.

At December 31, 2014, Caterpillar's consolidated net worth was $22.23 billion, which was above the $9.00 billion required under the Credit Facility.  The consolidated net worth is defined as the consolidated stockholder's equity including preferred stock but excluding the pension and other postretirement benefits balance within Accumulated other comprehensive income (loss).

At December 31, 2014, Cat Financial's covenant interest coverage ratio was 2.19 to 1.  This is above the 1.15 to 1 minimum ratio, calculated as (1) profit excluding income taxes, interest expense and net gain/(loss) from interest rate derivatives to (2) interest expense calculated at the end of each calendar quarter for the rolling four quarter period then most recently ended, required by the Credit Facility.

In addition, at December 31, 2014, Cat Financial's six-month covenant leverage ratio was 7.79 to 1 and year-end covenant leverage ratio was 7.83 to 1.  This is below the maximum ratio of debt to net worth of 10 to 1, calculated (1) on a monthly basis as the average of the leverage ratios determined on the last day of each of the six preceding calendar months and (2) at each December 31, required by the Credit Facility.

In the event Caterpillar or Cat Financial does not meet one or more of their respective financial covenants under the Credit Facility in the future (and are unable to obtain a consent or waiver), the syndicate of banks may terminate the commitments allocated to the party that does not meet its covenants.  Additionally, in such event, certain of Cat Financial's other lenders under other loan agreements where similar financial covenants or cross default provisions are applicable, may, at their election, choose to pursue remedies under those loan agreements, including accelerating the repayment of outstanding borrowings.  At December 31, 2014, there were no borrowings under the Credit Facility.